[Form of Letter Agreement]

[___], 2008

Navios Maritime Acquisition Corporation

85 Akti Miaouli Street

Piraeus, Greece 185 38

[Purchaser address]

J.P. Morgan Securities Inc.

Deutsche Bank Securities Inc.

As Representatives of the several Underwriters

c/o J.P. Morgan Securities Inc.

277 Park Avenue, 9th Floor

New York, New York 10172

Attention: Equity Syndicate Desk

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

Attention: Syndicate Manager

Re: Initial Public Offering of Navios Maritime Acquisition Corporation

Ladies and Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement dated as of [____], 2008 (the “Underwriting Agreement”), by and between Navios Maritime Acquisition Corporation, a Marshall Islands corporation (the “Company”), and J.P. Morgan Securities Inc. (“JPMorgan”) and Deutsche Bank Securities Inc. (“Deutsche Bank”), as representatives of the underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “Initial Public Offering”) of the Company’s units (the “Units”), each consisting of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (a “Warrant”) entitling the holder thereof to purchase one share of Common Stock.

In connection with the Initial Public Offering, the undersigned will enter into a letter agreement (the “Letter Agreement”) with Deutsche Bank and/or JPMorgan or another broker-dealer mutually agreed upon by the parties hereto pursuant to which the undersigned will agree to place limit orders for up to $30,000,000 of shares of Common Stock (the “Aftermarket Shares”) for a period commencing on the later of (1) two business days after the Company files a preliminary proxy statement relating to its Business Combination (as defined in the Company’s Amended and Restated Articles of Incorporation in effect on the date hereof (the “Articles of Incorporation”)), and (2) 60 days after the termination of the “restricted period” in connection with this offering under Regulation M of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and ending on the business day immediately preceding the record date for the shareholder meeting at which such Business Combination is to be approved, or earlier in certain circumstances as described in the Letter Agreement.

In addition, in connection with the Initial Public Offering, the undersigned will enter into a Co-Investment Share Subscription Agreement with the Company pursuant to which the undersigned will agree to purchase and acquire from the Company such number of Shares (the “Co-Investment Shares”) as may be acquired at a purchase price equal to the per-share amount held in the trust account (the “Trust Account”) as reported in the Company’s definitive proxy statement filed with the Securities Exchange Commission prior to such purchase using the remaining portion, if any, of the $30,000,000 that has not been used by [___] to purchase Aftermarket Shares.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the Initial Public Offering, and in recognition of the benefit that such Initial Public Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. Approval of Business Combination or Extension Period. The undersigned agrees that in connection with any vote of the stockholders of the Company on (i) a proposed amendment to the Articles of Incorporation to extend the time period within which the Company must consummate a Business Combination to up to 36 months or (ii) a proposed Business Combination, it will vote any Aftermarket Shares it has acquired in favor of such extension or Business Combination and will not exercise conversion rights (as described in the Articles of Incorporation) in respect of any such Aftermarket Shares. The undersigned further agrees that in connection with a stockholder vote to approve a proposed Business Combination, it will vote any such Aftermarket Shares in favor of an amendment to the Articles of Incorporation providing for the Company’s perpetual existence following the consummation of the Business Combination.

2. Liquidation. In the event that the Company fails to consummate a Business Combination within 24 months (or up to 36 months if the Company’s stockholders approve an extension pursuant to the terms of the Articles of Incorporation) after the date of the final prospectus included in the Registration Statement on Form F-1 relating to the Initial Public Offering (the “Registration Statement”), the undersigned will take all reasonable actions within its power to (i) cause the Trust Account (as defined in the Articles of Incorporation) to be liquidated and the proceeds distributed to the holders of shares sold in the Initial Public Offering as soon as reasonably practicable and (ii) cause the Company to liquidate as soon as reasonably practicable (the earliest date on which the conditions in clauses (i) and (ii) are both satisfied being the “Liquidation Date”), in each case in accordance with the terms of the Articles of Incorporation and all applicable laws.

3. Transfer Restrictions. (a) The undersigned will not assign, alienate, pledge, attach, sell or otherwise transfer or encumber (each, a “transfer”), directly or indirectly, any Aftermarket Shares, any Co-Investment Shares that it currently owns or may acquire hereafter from the date hereof until 180 days following the date of the consummation of a Business Combination, except to a Permitted Transferee (as defined below). Any transfers of such Co-Investment Shares to a Permitted Transferee will be made in accordance with applicable securities laws. Any transfer of Co-Investment Shares pursuant to this Paragraph 3 after the date hereof will be subject to the condition that the Permitted Transferee has agreed in writing to be bound by the terms of Paragraphs 1, 2 and 3 hereof. “Permitted Transferee” means any legal entity controlling, controlled by or under common control with, Navios Maritime Holdings, Inc. or Angeliki Frangou.

4. Representations and Warranties. The undersigned represents and warrants that:

(a) Except as described in the Registration Statement, there are no claims, payments, arrangements, contracts, agreements or understandings relating to the payment of a brokerage commission or finder’s, consulting, origination or similar fee by the undersigned with respect to the sale of the securities pursuant to the Underwriting Agreement or any other arrangements, agreements or understandings by the undersigned that may affect the Underwriters’ compensation pursuant to the Underwriting Agreement;

(b) It is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(c) It has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding;

(d) It has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registrations denied, suspended or revoked; and

(e) It has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

The undersigned acknowledges and understands that the Company and the Underwriters will rely upon the agreements, representations and warranties set forth herein in proceeding with the Initial Public Offering. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

The undersigned hereby agrees to cause any Permitted Transferee that purchases Aftermarket Shares or Co-Investment Shares to agree to be bound in writing by paragraphs 1, 2 and 3 hereof.

This letter agreement shall be binding on the undersigned and such person’s successors and assigns. This letter agreement shall terminate on the earlier of (i) the consummation of a Business Combination and (ii) the Liquidation Date; provided that such termination shall not relieve the undersigned from liability for any breach of this letter agreement prior to its termination; and provided further that paragraph 2 of this letter agreement shall survive a termination pursuant to clause (ii) and paragraph 4 of this letter agreement shall survive a termination pursuant to clause (i) or (ii).

This letter agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings (whether written or oral) between the parties relating to such subject matter. None of the parties shall be liable or bound to any other party in any manner by any representations and warranties or covenants relating to such subject matter except as specifically set forth herein.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The Company hereby appoints, without power of revocation, Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., with an office at 666 Third Avenue, New York, New York, 10017, Attention of Kenneth R. Koch, Esq., as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this letter agreement.

No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced. The Company shall not consent to any amendment, change, waiver, alteration or modification to paragraph 4 of this Letter Agreement prior to the consummation of a Business Combination and the dissolution of the Trust Account in connection therewith.

ACCEPTED AND AGREED:

[_______]

By:
Name:
Title:

ACCEPTED AND AGREED:

NAVIOS MARITIME ACQUISITION CORPORATION

By:
Name:	Angeliki Frangou
Title:

ACCEPTED AND AGREED:

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

ACCEPTED AND AGREED:

J.P. MORGAN SECURITIES INC.

By:
Name:
Title: